UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Earlier this year, the Compensation Committee (the “Committee”) of the Board of Directors of Aralez Pharmaceuticals Inc. (the “Company”) approved fair value amounts for the 2017 equity grants to certain officers of the Company (the “Executives”) on the basis of the Executives’ employment agreements with the Company.  However, on May 11, 2017, in light of the recent share performance of the Company, the Committee and the Executives agreed that the values of the annual equity grants for the Executives in 2017 will be reduced relative to the amounts previously approved by the Committee. The decision to grant the Executives annual equity grants for 2017 with a lower grant date fair value demonstrates the commitment of the Executives and the Committee to align the interests of the Executives with the interests of the shareholders of the Company. On May 11, 2017, the Committee approved the grant of stock options (“Options”) and restricted stock units (“RSUs”) under the Aralez Pharmaceuticals Inc. Amended and Restated 2016 Long-Term Incentive Plan to the Executives, with the grant date fair values as set forth below.

	Value of
	Options		Value of RSUs
	Previously		Previously
	Approved		Approved
	Based on	Value of	Based on
	Employment	Options	Employment	Value of RSUs
Executive	Agreement	Granted	Agreement	Granted
	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Adrian Adams, Chief Executive Officer	$324	$227	$487	$341
Andrew I. Koven, President and Chief Business Officer	$162	$114	$243	$170
Scott J. Charles, Chief Financial Officer	$124	$87	$185	$130
James P. Tursi, MD, Chief Medical Officer	$124	$87	$185	$130
Mark A. Glickman, Chief Commercial Officer	$119	$83	$179	$125

The grant date fair values set forth above were determined by reducing the number of Options and RSUs to be granted by 30% relative to such number of Options and RSUs each such Executive would have been entitled to based on the annual equity grant value of Options and RSUs previously approved by the Committee on the basis of each Executive’s employment agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric Trachtenberg
Eric Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

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